Supplement, dated May 18, 2007,
                 to the Prospectus, dated February 1, 2007, for Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust,
                               Seligman New Jersey
      Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series
                          (collectively, the "Series")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Series' Prospectus.

Effective June 4, 2007, the sections of the Prospectus under the heading "Shareholder Information - Deciding Which Class of Shares to Buy" relating to the Series' Class C and Class D shares, on pages 70 and 71 of the Prospectus, are superseded and replaced with the following:


Class C or Class D*
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o     No initial sales charge on purchases.

o     A 1% CDSC on shares sold within one year of purchase.

o     Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C or Class D shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

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* Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.